Exhibit 10.1

FIRST AMENDMENT TO

TERM LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT (“Amendment”) is entered into as of March 12, 2012, by and among THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders and DIVERSICARE AFTON OAKS, LLC, DIVERSICARE BRIARCLIFF, LLC, DIVERSICARE CHISOLM, LLC and DIVERSICARE HARTFORD, LLC, each a Delaware limited liability company (individually and collectively, (the “Borrower”).

WHEREAS, Borrower, Administrative Agent, and the financial institutions thereto (the “Lenders”) are parties to that certain Term Loan and Security Agreement dated as of February 28, 2011 (as amended, modified or supplemented prior to or after the date hereof, the “Loan Agreement”); and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.

2. Amendment. Subject to the terms and conditions contained herein, Borrower, Administrative Agent and Lenders hereby amend and restate Section 9.12(b) of the Loan Agreement as follows:

(b) Minimum Fixed Charge Coverage Ratio. The Guarantor shall not permit its Fixed Charge Coverage Ratio to be less than (1) 1.05 to 1.00, measured as of the last day of the Fiscal Quarter ending March 31, 2012 for the trailing twelve (12) month period; (2) 1.00 to 1.00, measured as of the last day of the Fiscal Quarters ending June 30, 2012 and September 30, 2012, for the trailing twelve (12) month periods and (3) 1.05 to 1.00, measured as of the last day of each subsequent Fiscal Quarter for the trailing twelve (12) month period.

3. Continuing Effect; No Waiver. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Financing Agreement, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Financing Agreements shall remain unchanged and shall continue in full force and effect, in each case as modified hereby. Administrative Agent’s and Lender’s failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of the Loan Agreement, this Amendment or the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent or any Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent and a Lender of a breach of this Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent and Lenders unless such suspension or waiver is (i) in writing and signed by Administrative Agent and Lenders and (ii) delivered to Borrower. In no event shall Administrative Agent’s and Lenders’ execution and delivery of this Amendment establish a course of dealing among Administrative Agent, Lenders, Borrower or any other obligor, or in any other way obligate Administrative Agent and Lenders to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent to a modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein); or (ii) to prejudice any right or remedy which Administrative Agent and Lenders may now have under or in connection with the Loan Agreement or any of the Financing Agreements.

4. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Financing Agreements represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Financing Agreement. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Liabilities. The Liens and rights securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.

5. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders, both before and after giving effect to this Amendment that:

(a) this Amendment and the Loan Agreement, as modified hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms;

(b) all representations and warranties contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); and

(c) No Default or Event of Default has occurred and is continuing.

6. Conditions to Effectiveness of Consent. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Administrative Agent.

(b) Borrower shall have delivered to Administrative Agent resolutions of the Borrower’s governing body authorizing the execution and delivery of this Amendment.

(c) The Administrative Agent shall have received a fully-earned non-refundable amendment fee in the amount of $30,000, of which (i) $22,105.20 shall be for the benefit of The PrivateBank and Trust Company, as Lender and (ii) $7,894.80 shall be for the benefit of Bankers Trust Company, as Lender.

7. Release.

(a) In consideration of the agreements of Administrative Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims” of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Financing Agreements or transactions thereunder or related thereto, except as otherwise provided in this Amendment or any other document executed or delivered in connection herewith by the Administrative Agent.

(b) Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8. Miscellaneous.

(a) Expenses. Borrower, jointly and severally, agrees to pay on demand all costs and expenses of Administrative Agent (including the reasonable fees and expenses of outside counsel for Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. Notwithstanding anything contained herein to the contrary, neither Administrative

Agent nor any Lender shall be obligated to reimburse Borrower for any other existing or hereafter arising expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

(b) Governing Law. This Amendment shall be a contract made under and governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois without regard to conflicts of law principles.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Consent. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally valid, effective and enforceable as a signed original for all purposes.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan and Security Agreement to be duly executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER:

DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE BRIARCLIFF, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE CHISOLM, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

[Signature Page to First Amendment to Term Loan and Security Agreement]

DIVERSICARE HARTFORD, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

[Signature Page to First Amendment to Term Loan and Security Agreement]

ADMINISTRATIVE AGENT:

THE PRIVATEBANK AND TRUST COMPANY, in its capacity as administrative agent

By:	/s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

[Signature Page to First Amendment to Term Loan and Security Agreement]

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

[Signature Page to First Amendment to Term Loan and Security Agreement]

LENDER:

BANKERS TRUST COMPANY

By:	/s/Jon M. Doll
Name: Jon M. Doll
Its: Vice President

[Signature Page to First Amendment to Term Loan and Security Agreement]

CONSENT AND REAFFIRMATION

The undersigned hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Term Loan and Security Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) reaffirms that the Financing Agreements to which it is a party (including the Guaranty) shall continue to remain in full force and effect. Although the undersigned has been informed of the matters set forth in the Amendment and has acknowledged and agreed to same, the undersigned understands that Administrative Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Reaffirmation on and as of the date of the Amendment.

ADVOCAT INC.

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (“Amendment”) is entered into as of March 12, 2012, by and among THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders, and DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, and those certain other entities signatories hereto (such entities individually and collectively, “Borrower”).

WHEREAS, Borrower, Administrative Agent, and the financial institutions thereto (the “Lenders”) are parties to that certain Amended and Restated Revolving Loan and Security Agreement dated as of February 28, 2011 (as amended, modified or supplemented, the “Loan Agreement”); and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

9. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.

10. Amendment. Subject to the terms and conditions contained herein, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:

(a) The term “Adjusted EBITDA” contained in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

“Adjusted EBITDA” means the sum of (a) EBITDA, and (b) the amounts deducted (or less amounts added) in computing EBITDA for the period for (i) the non-cash provision (benefit) for self-insured professional and general liability expenses, (ii) non-cash rent expense, (iii) non-cash stock based compensation expense, (iv) non-cash debt retirement, and (v) all other non-cash expenses reasonably approved by the Administrative Agent, less the sum of (c) the Cash Cost of Self-Insured Professional and General Liability (provided such amount is exclusive of (d)); (d) $3,000,000 attributed to the settlement of liability claims during September 2011 in the amount of $4,700,000, solely for the Fiscal Quarters ending June 30, 2012 and September 30, 2012; and (e) up to $2,500,000 in the aggregate attributed to start-up costs and losses associated with the Rose Terrace Lease, the Joint Venture (as defined in the Consent to Amended and Restated Revolving Loan and Security Agreement dated as of March 12, 2012 by and among the Borrower, the Administrative Agent and the Lenders (the “Consent”)) and the Arbor Place Lease (as defined in the Consent) solely for the Fiscal Quarters ending June 30, 2012 and September 30, 2012.

(b) Section 9.12(a) of the Loan Agreement is hereby amended and restated as follows:

(a) Minimum Fixed Charge Coverage Ratio. The Parent shall not permit its Fixed Charge Coverage Ratio to be less than (1) 1.05 to 1.00, measured as of the last day of the Fiscal Quarter ending March 31, 2012 for the trailing twelve (12) month period; (2) 1.00 to 1.00, measured as of the last day of the Fiscal Quarters ending June 30, 2012 and September 30, 2012, for the trailing twelve (12) month periods and (3) 1.05 to 1.00, measured as of the last day of each subsequent Fiscal Quarter for the trailing twelve (12) month period.

11. Continuing Effect; No Waiver. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Financing Agreement, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Financing Agreements shall remain unchanged and shall continue in full force and effect, in each case as modified hereby. Administrative Agent’s and Lender’s failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of the Loan Agreement, this Amendment or the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent or any Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent and a Lender of a breach of this Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent and Lenders unless such suspension or waiver is (i) in writing and signed by Administrative Agent and Lenders and (ii) delivered to Borrower. In no event shall Administrative Agent’s and Lenders’ execution and delivery of this Amendment establish a course of dealing among Administrative Agent, Lenders, Borrower or any other obligor, or in any other way obligate Administrative Agent and Lenders to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent to a modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein); or (ii) to prejudice any right or remedy which Administrative Agent and Lenders may now have under or in connection with the Loan Agreement or any of the Financing Agreements.

12. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Financing Agreements represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Financing Agreement. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Liabilities. The Liens and rights securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.

13. Representations and Warranties. Borrower represents and warrants to Administrative Agent and the Lenders, both before and after giving effect to this Amendment that:

(a) this Amendment and the Loan Agreement, as modified hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms;

(b) all representations and warranties contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); and

(c) No Default or Event of Default has occurred and is continuing.

14. Conditions to Effectiveness of Consent. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Administrative Agent.

(b) Borrower shall have delivered to Administrative Agent resolutions of the Borrower’s governing body authorizing the execution and delivery of this Amendment.

15. Release.

(a) In consideration of the agreements of Administrative Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims” of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Financing Agreements or transactions thereunder or related thereto, except as otherwise provided in this Amendment or any other document executed or delivered in connection herewith by the Administrative Agent.

(b) Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

16. Miscellaneous.

(a) Expenses. Borrower, jointly and severally, agrees to pay on demand all costs and expenses of Administrative Agent (including the reasonable fees and expenses of outside counsel for Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. Notwithstanding anything contained herein to the contrary, neither Administrative Agent nor any Lender shall be obligated to reimburse Borrower for any other existing or hereafter arising expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

(b) Governing Law; Recitals. This Amendment shall be a contract made under and governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois without regard to conflicts of law principles; The recitals hereto are hereby incorporated into this Amendment by this reference thereto.

(c) Counterparts; Faxes. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally valid, effective and enforceable as a signed original for all purposes.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Revolving Loan and Security Agreement to be duly executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER:

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, as Borrower Agent

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

ADVOCAT FINANCE, INC., a Delaware corporation

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, a Tennessee limited liability company

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE LEASING CORP., a Tennessee corporation

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

SENIOR CARE CEDAR HILLS, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

SENIOR CARE GOLFCREST, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

SENIOR CARE GOLFVIEW, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

SENIOR CARE SOUTHERN PINES, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE BRIARCLIFF, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE CHISOLM, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE HARTFORD, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE HILLCREST, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE LAMPASAS, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE PINEDALE, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE YORKTOWN, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE BALLINGER, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE DOCTORS, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE ESTATES, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE HUMBLE, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE KATY, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE NORMANDY TERRACE, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE TEXAS I, LLC, a Delaware limited liability company

By: /s/Sam Daniel
Name:	Sam Daniel
Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE TREEMONT, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE ROSE TERRACE, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE PARIS, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

DIVERSICARE THERAPY SERVICES, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

By: /s/Sam Daniel
	Name:	Sam Daniel
	Its:	Executive Vice President and Secretary Treasurer

ADMINISTRATIVE AGENT:

THE PRIVATEBANK AND TRUST COMPANY, in its capacity as administrative agent

By: /s/Adam D.Panos
Name: Adam D. Panos
Its: Managing Director